UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2007

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 21, 2007, UnitedHealth Group Incorporated (the "Company") issued a press release announcing the resignation of Richard H. Anderson and Lois E. Quam, named executive officers of the Company. Mr. Anderson and Ms. Quam communicated their decisions to the Company on August 16, 2007 and August 15, 2007, respectively. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5.02(b) by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

99.1 Press Release dated August 21, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

August 21, 2007	By:	Dannette L. Smith

Name: Dannette L. Smith
Title: Deputy General Counsel & Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 21, 2007